SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2002


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



      000-22609                                            84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)


     1801 California Street       Denver, Colorado          80202
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(Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS.

On March 1, 2002, Qwest Communications International Inc. ("Qwest") hosted a conference call with media, analysts, investors, and other interested persons. As previously announced, the webcast of the call (live and replay) is accessible on Qwest's website.

On the call or in this Current Report on Form 8-K Qwest announced the following (all numbers are approximate):

o Its results for January were as expected, taking into account, among other things, the fact that its fiscal first quarter was generally weaker than other quarters owing in part to the seasonality of its businesses.

o It expected it would generate between $300 million and $400 million in negative free cash flow for the first quarter of 2002 (compared to its earlier estimate of $500 million negative free cash flow). The improvement was attributable to, among other things, tighter management of its capital budget and cost reductions.

o Its capital budget for 2002 was $3.7 billion. It estimated its "maintenance" capital budget (capital required to run its business assuming zero net growth) was in the range of $1.5 to $2 billion.

o Under its existing $4 billion credit facility, as previously disclosed, it is subject to a limitation on the total amount of outstanding debt for Qwest and its subsidiaries as of the end of any fiscal quarter of no more than 375% of its EBITDA for the four previous fiscal quarters ending on that date. If it does not take any actions to reduce its total debt, it believes that, based on its current internal projections, its total debt will exceed its maximum allowable debt under the credit facility at the end of the second quarter of 2002, resulting in defaults. However, as previously announced, it is working with the lenders under the credit facility to modify the debt limitation and make other modifications to the credit facility. Qwest believes it will reach agreement on these modifications on terms acceptable to it and the lenders. In addition, as previously announced, it is also taking steps to reduce its capital expenditures, and operating expenses and total debt. The steps to reduce its total debt include, among others, issuing equity-based securities, sales of assets or of securities associated with those assets, including, among others, wireless, access lines, directories, its applications service provider business and other non-core assets.

o It received approval from its Board of Directors for, and is considering, a receivables securitization program of between $500 million and $1 billion.

o It will host its next conference call with media, analysts, investors and other interested persons on March 12, 2002, beginning at 9:30 A.M. (EST). The call will feature Joseph P. Nacchio, Chairman and CEO, and Robin Szeliga, Executive Vice President of Finance and CFO. A webcast of the call (live and replay) will be accessible on Qwest's website at http://www.qwest.com/about/investor/meetings.

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None of the statements contained in this Current Report on Form 8-K or in the conference call constitute an offering of any securities for sale, and the securities offered will not be or have not been registered under the federal or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.


Forward Looking Statements Warning
----------------------------------

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest Communications International Inc. (together with its affiliates, "Qwest", "we" or "us") with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: potential fluctuations in quarterly results; volatility of Qwest's stock price; intense competition in the markets in which we compete; changes in demand for our products and services; the duration and extent of the current economic downturn, including its effect on our customers and suppliers; adverse economic conditions in the markets served by us or by companies in which we have substantial investments; dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; rapid and significant changes in technology and markets; adverse changes in the regulatory or legislative environment affecting our business; delays in our ability to provide interLATA services within our 14-state local service area; failure to maintain rights-of-way; and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST, and difficulties in combining the operations of the combined company.

Qwest cautions that certain equity issuances or asset sales could be on terms it considers uneconomic and could be subject to the approval of federal or state regulatory authorities. Such approvals, if granted, could be subject to conditions that could adversely affect the benefits to Qwest of completing the transactions and could be otherwise burdensome. The conditions could include, but are not necessarily limited to, requirements that Qwest apply a portion of the proceeds for additional investments in certain states or to reduce charges in such states. The amounts of such investments or rate reductions could be significant and uneconomic. In addition, with respect to any sale of certain of the access lines, depending upon the number of access lines and purchasers, the purchasers may become subject to additional regulatory requirements, including but not limited to those imposed upon incumbent local exchange carriers, which could limit the number of potential purchasers or the price any purchasers might be willing to pay. There can be no assurance that Qwest can modify its credit facility or enter into a new facility on terms satisfactory to Qwest, complete any de-leveraging transactions to reduce total debt, or otherwise take actions to ensure satisfaction with the existing limitations contained in the credit facility.

The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest's assumptions. Qwest may change its intention, belief or expectation, at any time and without notice,

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

based upon any changes in such factors, in Qwest's assumptions or otherwise. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                     QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE: March 1, 2002                     By: /s/ YASH A. RANA
                                                --------------------
                                                Yash A. Rana
                                                Vice President

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